                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 1, 2000



                       ARCADIA RECEIVABLES FINANCE CORP.
                               as originator of
                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     333-82281                 41-1743653
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS employer
     of incorporation)              file number)            identification No.)



           290 East Carpenter Freeway, 7 Decker, Irving, Texas 75062
-------------------------------------------------------------------------------
                   (Address of principal executive offices)


        Registrant's telephone number, including area code:  (972) 652-4000
                                                            ------------------

        7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
   --------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Described below is certain statistical information regarding the receivables to be delivered to the Associates Automobile Receivables Trust 2000-1. The statistical information presented below is based on the characteristics of the receivables as of the cutoff date. Prior to the closing date, certain receivables may be removed and additional receivables may be substituted for those receivables. The information presented below is the same detailed description of the receivables as of the cutoff date as was presented for the potential receivables as of the statistical calculation date beginning on page S-24 of the Registrant's Prospectus Supplement, dated June 16, 2000, to the Prospectus, dated June 16, 2000.

As of the cutoff date, approximately 11.43% of the aggregate principal balance of the receivables was attributable to loans for the purchase of new financed vehicles, and approximately 88.57% of the aggregate principal balance was attributable to loans for the purchase of used financed vehicles. The receivables were purchased from 5,074 dealers. Not more than 0.48% of the aggregate principal balance of the receivables as of the cutoff date was originated by any single dealer. The ten most significant dealers, collectively, originated approximately 3.5% of the aggregate principal balance as of the cutoff date, each of whom individually accounted for at least 0.31% of the aggregate principal balance as of the cutoff date. All of the receivables are simple interest obligations.

     While the statistical distribution of the final characteristics of all receivables transferred to the trust on the closing date will vary from the statistical information presented herein, the seller does not believe that the characteristics of the receivables on the closing date will vary materially.

     The composition and distribution by APR, the geographic concentration, the distribution by principal balance, and the distribution by original maturity and remaining maturity of the receivables pool as of the cutoff date are set forth in the following tables:

                         COMPOSITION OF THE RECEIVABLES
                              AS OF THE CUTOFF DATE

                                                                WEIGHTED
                                                                 AVERAGE      WEIGHTED
     WEIGHTED         AGGREGATE       NUMBER OF     AVERAGE     ORIGINAL       AVERAGE
   AVERAGE APR        PRINCIPAL      RECEIVABLES   PRINCIPAL    SCHEDULED     REMAINING
  OF RECEIVABLES       BALANCE         IN POOL      BALANCE      TERM(1)       TERM(1)
  --------------      ---------      -----------   ---------    ---------     ---------
      17.70%         $833,347,584      56,503       $14,749     67.7 months   64.3 months

----------

(1) Based on scheduled payments due after the cutoff date (in the case of the weighted average remaining term) and assuming no prepayments on the receivables.

                     DISTRIBUTION BY APR OF THE RECEIVABLES
                              AS OF THE CUTOFF DATE

                                                                            PERCENT OF
                                      NUMBER OF        AGGREGATE       AGGREGATE PRINCIPAL
APR RANGE(%)                         RECEIVABLES   PRINCIPAL BALANCE        BALANCE(1)
------------                         -----------   -----------------   -------------------
8.00% to 8.99%                                35   $      528,133.89           0.06%
9.00% to 9.99%                               252        4,294,591.00           0.52%
10.00% to 10.99%                             451        7,894,764.99           0.95%
11.00% to 11.99%                             718       12,154,952.21           1.46%
12.00% to 12.99%                           1,520       25,288,872.43           3.03%
13.00% to 13.99%                           2,021       34,063,207.77           4.09%
14.00% to 14.99%                           3,101       50,860,330.67           6.10%
15.00% to 15.99%                           4,121       66,681,128.82           8.00%
16.00% to 16.99%                           5,869       93,923,202.72          11.27%
17.00% to 17.99%                          10,158      158,262,016.51          18.99%
18.00% to 18.99%                           8,517      124,101,506.64          14.89%
19.00% to 19.99%                           7,163      100,767,585.54          12.09%
20.00% to 20.99%                           6,151       79,414,960.47           9.53%
21.00% to 21.99%                           3,868       47,145,004.46           5.66%
22.00% to 22.99%                           1,637       18,522,553.67           2.22%
23.00% to 23.99%                             916        9,382,438.78           1.13%
24.00% to 26.99%                               5           62,333.75           0.01%
                                          ------   -----------------         ------
TOTALS                                    56,503   $  833,347,584.32         100.00%
                                          ======   =================         ======

----------

(1) The sum of the individual aggregate principal balance percentages may not total 100.00% due to rounding.

                   GEOGRAPHIC CONCENTRATION OF THE RECEIVABLES
                              AS OF THE CUTOFF DATE

                                                                            PERCENT OF
                                      NUMBER OF        AGGREGATE            AGGREGATE
STATE                                RECEIVABLES   PRINCIPAL BALANCE   PRINCIPAL BALANCE(1)
-----                                -----------   -----------------   --------------------
Alabama                                       48   $      765,541.53          0.09%
Alaska                                         5           79,039.51          0.01%
Arizona                                    1,657       27,269,096.36          3.27%
Arkansas                                     116        1,763,713.88          0.21%
California                                 4,944       77,751,534.20          9.33%
Colorado                                   1,885       28,314,150.34          3.40%
Connecticut                                  639        8,975,156.78          1.08%
Delaware                                      80        1,210,680.07          0.15%
Florida                                    4,060       58,354,176.25          7.00%
Georgia                                    2,871       43,207,198.46          5.18%
Hawaii                                         5           83,686.08          0.01%
Idaho                                        206        2,623,901.67          0.31%
Illinois                                   1,191       17,915,921.58          2.15%
Indiana                                      491        6,850,363.09          0.82%
Iowa                                         432        6,071,033.81          0.73%
Kansas                                       311        4,310,602.02          0.52%
Kentucky                                     777       10,758,668.73          1.29%

                                                                            PERCENT OF
                                      NUMBER OF        AGGREGATE            AGGREGATE
STATE                                RECEIVABLES   PRINCIPAL BALANCE   PRINCIPAL BALANCE(1)
-----                                -----------   -----------------   --------------------
Louisiana                                     11          186,441.79           0.02%
Maine                                        193        2,549,680.73           0.31%
District of Columbia                          35          587,201.63           0.07%
Maryland                                     518        8,513,776.02           1.02%
Massachusetts                              1,600       20,881,367.63           2.51%
Michigan                                   1,205       16,613,582.49           1.99%
Minnesota                                    818       11,601,090.87           1.39%
Mississippi                                  868       13,143,370.76           1.58%
Missouri                                   1,818       25,505,015.94           3.06%
Montana                                      118        1,647,143.19           0.20%
Nebraska                                     424        5,644,678.45           0.68%
Nevada                                       967       15,470,407.77           1.86%
New Hampshire                                420        5,128,263.13           0.62%
New Jersey                                   249        3,776,606.11           0.45%
New Mexico                                 1,067       17,272,381.96           2.07%
New York                                   1,835       24,092,491.17           2.89%
North Carolina                             2,083       30,941,893.62           3.71%
North Dakota                                  25          331,605.17           0.04%
Ohio                                         479        6,557,952.41           0.79%
Oklahoma                                   2,365       33,929,092.08           4.07%
Oregon                                     1,515       21,082,837.75           2.53%
Pennsylvania                                 867       13,059,743.65           1.57%
Puerto Rico                                    2           13,688.76           0.00%
Rhode Island                                 230        2,904,237.73           0.35%
South Carolina                             2,086       30,422,510.55           3.65%
South Dakota                                 108        1,534,455.58           0.18%
Tennessee                                  2,191       32,319,543.50           3.88%
Texas                                      8,365      129,115,107.68          15.49%
Utah                                       1,026       15,245,881.91           1.83%
Vermont                                       45          550,348.51           0.07%
Virginia                                   1,228       18,106,680.40           2.17%
Washington                                 1,441       20,162,043.52           2.42%
West Virginia                                 13          175,774.41           0.02%
Wisconsin                                    445        6,234,297.93           0.75%
Wyoming                                      118        1,650,469.83           0.20%
Unknown                                        7           91,455.33           0.01%
                                          ------     ---------------         ------
TOTALS                                    56,503     $833,347,584.32         100.00%
                                          ======     ===============         ======

----------

(1) The sum of the individual aggregate principal balance percentages may not total 100.00% due to rounding.

              DISTRIBUTION OF THE RECEIVABLES BY PRINCIPAL BALANCE
                              AS OF THE CUTOFF DATE

                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF AGGREGATE
PRINCIPAL BALANCE RANGE            RECEIVABLES         BALANCE         PRINCIPAL BALANCE(1)
-----------------------            -----------   -------------------   --------------------
Less than or equal to $5,000.00            300       $  1,194,655.25           0.14%
$5,000.01 to $10,000.00                  9,381         77,121,553.16           9.25%
$10,000.01 to $15,000.00                22,052        277,066,353.60          33.25%
$15,000.01 to $20,000.00                16,600        285,004,186.70          34.20%
$20,000.01 to $25,000.00                 6,137        135,254,574.92          16.23%
$25,000.01 to $30,000.00                 1,585         42,648,807.87           5.12%
Greater than $30,000.00                    448         15,057,452.82           1.81%
                                        ------       ---------------         ------
                                        56,503       $833,347,584.32         100.00%
                                        ======       ===============         ======

----------

(1) The sum of the individual aggregate principal balance percentages may not total 100.00% due to rounding.

              DISTRIBUTION OF THE RECEIVABLES BY ORIGINAL MATURITY
                              AS OF THE CUTOFF DATE

                                      NUMBER OF        AGGREGATE       PERCENT OF AGGREGATE
ORIGINAL MATURITY RANGE              RECEIVABLES   PRINCIPAL BALANCE   PRINCIPAL BALANCE(1)
-----------------------              -----------   -----------------   --------------------
Less than 13 Months                            4     $     10,217.44          0.00%
13 to 24 Months                               65          360,166.55          0.04%
25 to 36 Months                              692        4,843,114.95          0.58%
37 to 48 Months                            3,897       35,343,848.73          4.24%
49 to 60 Months                           15,032      184,636,296.59         22.16%
61 to 66 Months                            2,415       34,522,303.70          4.14%
67 to 72 Months                           34,385      573,331,925.39         68.80%
73 to 78 Months                                7          121,694.18          0.01%
79 to 84 Months                                6          178,016.79          0.02%
                                          ------     ---------------        ------
                                          56,503     $833,347,584.32        100.00%
                                          ======     ===============        ======

----------

(1) The sum of the individual aggregate principal balance percentages may not total 100.00% due to rounding.

              DISTRIBUTION OF THE RECEIVABLES BY REMAINING MATURITY
                              AS OF THE CUTOFF DATE

                                      NUMBER OF        AGGREGATE       PERCENT OF AGGREGATE
REMAINING MATURITY RANGE             RECEIVABLES   PRINCIPAL BALANCE   PRINCIPAL BALANCE(1)
------------------------             -----------   -----------------   --------------------
Less than 13 Months                            8     $     23,676.71          0.00%
13 to 24 Months                               77          427,260.03          0.05%
25 to 36 Months                              764        5,407,259.47          0.65%
37 to 48 Months                            4,032       36,963,488.94          4.44%
49 to 60 Months                           15,271      188,661,681.41         22.64%
61 to 66 Months                            7,928      124,063,728.18         14.89%
67 to 72 Months                           28,413      477,545,406.38         57.30%
73 to 78 Months                                7          171,276.95          0.02%
79 to 84 Months                                3           83,806.25          0.01%
                                          ------     ---------------        ------
                                          56,503     $833,347,584.32        100.00%
                                          ======     ===============        ======

----------

(1) The sum of the individual aggregate principal balance percentages may not total 100.00% due to rounding.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               Not applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 21, 2000                  ARCADIA RECEIVABLES FINANCE CORP.,
                                      as originator of Associates Automobile
                                      Receivables Trust 2000-1


                                       By: /s/ SCOTT W. McCARTHY
                                          ----------------------
                                           Scott W. McCarthy
                                           Senior Vice President